U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                  _____________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 22, 2004

                          Commission File No. 000-24996


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                      13-3645702
 (State of incorporation)               (I.R.S. Employer Identification Number)

                           805 Third Avenue, 9th Floor
                            New York, New York 10022
          (Address of principal executive offices, including zip code)

                                 (212) 271-7640
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

      This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Internet Commerce Corporation (the "Company") on June 22, 2004 (the "Initial Form 8-K") to include financial statements and pro forma financial information permitted pursuant to Item 7 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 60 days after the date the Initial Form 8-K was required to be filed.

Item 2.  Acquisition or Disposition of Assets

      On June 22, 2004, Internet Commerce Corporation, a Delaware corporation ("Registrant"), completed the acquisition of Electronic Commerce Systems, Inc., a Georgia corporation ("ECS"). In accordance with the terms of the Agreement and Plan of Merger, dated May 25, 2004 (the "Merger Agreement"), ICC Acquisition Corporation, Inc., a Georgia corporation and a wholly-owned subsidiary of Registrant, merged with and into ECS and ECS became a wholly-owned subsidiary of Registrant (the "Merger"). Registrant has issued a total of 1,941,409 shares of its class A common stock in connection with the Merger, of which 345,183 shares were issued in exchange for approximately $471,000 of outstanding debt ECS owed to certain of its shareholders and in payment of ECS's legal fees. The foregoing description of the Merger Agreement and the Merger is qualified in its entirety by reference to the Merger Agreement, the form of which was filed as an exhibit to Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 25, 2004.

      The Registrant has undertaken to file a registration statement under the Securities Act of 1933, as amended, to cover the resale of its shares of class A common stock issued pursuant to the Merger Agreement and to maintain the effectiveness of the registration statement for one year from the completion of the Merger.

      A copy of the Registration Rights Undertaking was filed as an exhibit to Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 22, 2004. The foregoing description of this Registration Rights Undertaking is qualified in its entirety by reference to the Registration Rights Undertaking filed as an exhibit to such Current Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Financial Statements of Businesses Acquired

      The audited financial statements of Electronic Commerce Systems, Inc. for the year ended December 31, 2003, together with the accompanying report of Independent Registered Public Accounting Firm, are set forth in Exhibit 99.1.

      The unaudited financial statements of Electronic Commerce Systems, Inc. as of April 30, 2004 and for the four months ended April 30, 2004 and 2003 are set forth in Exhibit 99.2.

(b)   Pro Forma Financial Information

      The pro forma condensed combining financial information for Internet Commerce Corporation and Electronic Commerce Systems, Inc. for the periods reflected therein is set forth in Exhibit 99.3.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:   August 17, 2004


                                          INTERNET COMMERCE CORPORATION



                                          By: /s/ Thomas J. Stallings
                                             -----------------------------
                                          Name:  Thomas J. Stallings
                                          Title: Chief Executive Officer